Restatement of Previously Issued Consolidated Financial Statements	12 Months Ended
Dec. 31, 2021
Condensed Financial Information Disclosure [Abstract]
Restatement of Previously Issued Consolidated Financial Statements

3. Restatement of Previously Issued Consolidated Financial Statements

As part of the Company’s accounting for revenue contracts with customers during the first quarter of 2022, management considered ongoing contracts that were entered into and accounted for during the year ended December 31, 2021. During this evaluation, management determined that a government contract which had previously been assessed as within the scope of ASC 606, Revenue from Contract with Customers (“ASC 606”), represents a government grant and therefore not within the scope of ASC 606. The impact of this revised conclusion resulted in (i) the separate presentation of amounts previously presented as revenue and cost of revenue as grant revenue and cost of grant revenue, respectively, (ii) no change in total revenue, and (iii) a reduction in total cost of revenue, including the reversal of a contract loss recognized during the year ended December 31, 2021. There were also related changes to the consolidated balance sheet as of December 31, 2021, the consolidated statements of operations and comprehensive loss, consolidated statement of convertible preferred stock and shareholder’s equity (deficit), and consolidated statement of cash flows, each for the year ended December 31, 2021, and the Company’s loss per share. Additionally, management recorded an immaterial correction resulting in an increase to cost of revenue and decrease to selling, general and administrative expense. No adjustments were identified as of and for the year ended December 31, 2020. Refer to Note 2 for discussion of the Company’s accounting for government grants and Note 4 for amounts recognized relating to its government grant.

The following table sets forth the consolidated balance sheet, including the balances as reported, adjustments and the as restated balances as of December 31, 2021:

	As of December 31, 2021
$ in thousands	As Reported	Adjustments	As Restated
Contract loss provisions	$5,180	$(4,783)	$397
Total current liabilities	17,312	(4,783)	12,529
Total liabilities	48,173	(4,783)	43,390

Accumulated deficit	(171,363)	4,783	(166,580)
Total shareholders’ equity	209,275	4,783	214,058

The following table sets forth the consolidated statement of operations, including the balances as reported, adjustments and the as restated balances as of the years ended December 31, 2021:

	Year ended December 31, 2021
$ in thousands, except per share data	As Reported	Adjustments	As Restated
Revenue:
Sales revenue	$8,804	$(1,442)	$7,362
Grant revenue	—	1,442	1,442
Total revenue	8,804	—	8,804
Cost of revenue:
Cost of revenue	7,203	(1,441)	5,762
Cost of grant revenue	—	3,177	3,177
Provision for contract losses	6,485	(5,977)	508
Total cost of revenue	13,688	(4,241)	9,447
Gross loss	(4,884)	4,241	(643)

Selling, general, and administrative	30,386	(542)	29,844
Total operating expenses	43,864	(542)	43,322

Operating loss	(48,748)	4,783	(43,965)

Net loss before taxes	(142,189)	4,783	(137,406)
Net loss	(142,191)	4,783	(137,408)
Total comprehensive loss	$(142,195)	$4,783	$(137,412)

Loss per share – Basic and Diluted	(11.88)	0.40	(11.48)

The adjustments summarized above reduced Accumulated Deficit and increased Total Shareholders’ Equity presented in the Consolidated Statements of Convertible Preferred Stock and Shareholders’ Deficit for the year ended December 31, 2021 by $4.8 million.

The following table sets forth the consolidated statement of cash flows including the balances as reported, adjustments and the as restated balances as of the years ended December 31, 2021:

	Year ended December 31, 2021
$ in thousands	As Reported	Adjustments	As Restated
Cash flows from operating activities:
Net Loss	$(142,191)	$4,783	$(137,408)
Adjustments to reconcile net loss to net cash used in operating activities:
Provision for contract losses, net	5,180	(4,783)	397